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Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Avenue, Suite 641 N Rye Brook, New York 10573

Supplement Dated August 1, 2013,
To Current Prospectus

Effective August 15, 2013, the Guggenheim VT MSCI EAFE Equal Weight underlying fund (the “Fund”) is changing its name to Guggenheim VT World Equity Income. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus(es) are hereby changed to reflect the new name effective August 15, 2013.

In addition, the Fund is changing its investment objective as follows:

From:	Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index.

To:	Seeks to provide total return, comprised of capital appreciation and income.

The reference to the Fund’s investment objective in the Investment Objectives Table of the current Prospectus(es) is hereby changed to reflect the new objective effective August 15, 2013.

Please Retain This Supplement For Future Reference